UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report: April 19, 2005

                            State Street Corporation
           -----------------------------------------------------------
             (Exact name of registrant as specified in its charter)



    Massachusetts                   0-5108                    04-2456637
-----------------------     -----------------------   -------------------------
(State of Incorporation)   (Commission File Number)         (IRS Employer
                                                        Identification Number)



                 One Lincoln Street, Boston, Massachusetts         02111
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               (Address of principal executive offices)          (Zip code)

       Registrant's telephone number, including area code: (617) 786-3000
                                                           --------------



         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02. Results of Operations and Financial Condition.

         On April 19, 2005, State Street Corporation issued a news release announcing results of operations and related financial information for the first quarter of 2005. The news release is furnished herewith as Exhibit 99.1, and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c) State Street Corporation's news release, dated April 19, 2005 is furnished herewith as Exhibit 99.1.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                STATE STREET CORPORATION

                                By:      /s/ Edward J. Resch
                                --------------------------------------------
                                Name:       Edward J. Resch
                                Title:      Executive Vice President and Chief
                                            Financial Officer

Date: April 19, 2005




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                                  EXHIBIT INDEX

Exhibit           Description
-------           -----------
99.1              Form of news release dated April 19, 2005